UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 23, 2002.


                          Commission file number 1-4422



                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


                  Delaware                                51-0068479
(State or other jurisdiction of incorporation          (I.R.S. Employer
              or organization)                         Identification No.)

                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)

                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

                  This Form 8-K/A amends the Form 8-K dated July 23, 2002 and filed on July 24, 2002 by Rollins, Inc. ("Rollins"). This Form 8-K/A is being filed to clarify that Rollins did not consult with Ernst & Young LLP ("Ernst & Young") with respect to the type of audit opinion that might be rendered on Rollins' financial statements during the periods referenced in Item 304 of Regulation S-K.

NOTE 4.           CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANT

                  On July 23, 2002 Rollins, Inc. voted to dismiss its independent accountants, Arthur Andersen LLP ("Andersen"), and to engage the services of Ernst & Young LLP to serve as its new independent accountants, effective immediately. This determination followed Rollins' decision to seek proposals from independent accountants to audit Rollins' financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and to engage the services of Ernst & Young was approved by Rollins' Board of Directors upon the recommendation of its Audit Committee.

                  During Rollins' two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through July 23, 2002, there were no disagreements between Rollins and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

                  None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Rollins' two most recent fiscal years ended December 31, 2001 and 2000, or during any subsequent interim period through July 23, 2002.

                  The audit reports of Andersen on the consolidated financial statements of Rollins and subsidiaries as of and for the two fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  As required under Securities and Exchange Commission regulations, Rollins provided Andersen with a copy of the foregoing disclosures and requested that Andersen furnish Rollins with a letter addressed to the Commission stating whether it agrees with the statements by Rollins in this disclosure and, if not, stating the respects in which it does not agree. Although reasonable efforts have been made by Rollins, it has been unable to obtain such a letter from Andersen. Rollins is therefore relying on temporary Item 304T(2) of Regulation S-K in filing this report on Form 8-K.

                  During Rollins' two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through July 23, 2002, Rollins did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Rollins' financial statements or regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ROLLINS, INC.
                                 (Registrant)




Date:  August 1, 2002             By:   /s/ Gary W. Rollins
                                      ----------------------------------------
                                        Gary W. Rollins
                                        Chief Executive Officer, President
                                        and Chief Operating Officer
                                        (Member of the Board of Directors)




Date:  August 1, 2002             By:   /s/ Harry J. Cynkus
                                      ---------------------------------------
                                        Harry J. Cynkus
                                        Chief Financial Officer and Treasurer
                                        (Principal Financial and Accounting
                                        Officer)
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